SECURITIES AGREEMENT

This  Securities Agreement (this “Agreement”) is dated as of September 6, 2013, by HVW Holdings LLC, a Connecticut limited liability company (the “Management”), Sharp Performance, Inc., a Nevada corporation (the “Company”), and Robert Sharp; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company and Management desire to enter into a management agreement as set forth on Exhibit A  (the “Management Agreement”) whereby Management shall perform certain services for the Company, and in consideration therefore, the Company agrees to issue shares of common stock and preferred stock (the “Shares”), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Management agree as follows:

ARTICLE I
DEFINITIONS

1.1

Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the signing of this Agreement and the Management Agreement.

“Closing Date” means the Business Day when this Agreement has been executed and delivered by the applicable parties thereto, and all conditions precedent have been satisfied or waived.

“Commission” means the Securities and Exchange Commission.

“Control Shareholder” means Mr. Robert Sharp.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Shares” means 308,166 restricted shares of Company’s common stock and 32,300 shares of a new series of preferred stock, the form of certificate of designation which is attached as Exhibit B, as further outlined in Section 4.2 below.

“Securities Act” means the Securities Act of 1933, as amended.

ARTICLE II
PURCHASE AND SALE

2.1

Closing.    The Closing will occur on the Closing Date, which is the date when this Agreement and the Management Agreement is executed but no later than September 10, 2013.  At the Closing, the Parties shall execute the Management Agreement and the Company shall issue the Shares.  Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

2.2

Closing Conditions.

(a)  At the Closing, the Company shall deliver to Management:

(i)  a certificate evidencing the Shares registered in the name of Management (and diligently work to create and issue the preferred stock comprising the Shares; and

(ii) executed copies of this Agreement and the Management Agreement; and

(iii) the Company agrees to take the actions set forth in Section 4.2 below.

(b)  At the Closing Management shall deliver or cause to be delivered to the Company the following:

(i)  executed copies of this Agreement and the Management Agreement.

(c)  All representations and warranties of the parties contained herein shall remain true and correct as of the Closing Date and all covenants of the parties shall have been performed if due prior to such date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties set forth below to Management:

(a)

Reserved.

(b)

Organization and Qualification.  The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, (i) could not, individually or in the aggregate adversely affect the legality, validity or enforceability of this Agreement, (ii) has had or could not reasonably be expected to result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) could not, individually or in the aggregate, adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)

Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder or thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than required approvals.  This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.  The Company is not in violation of any of the provisions of its certificate or articles of incorporation, by-laws or other organizational or charter documents.

(d)

No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the required approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as has not had or could not reasonably be expected to result in a Material Adverse Effect.

(e)

Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, except for the filing of a Form 8K by the Company as required by the Commission.

(f)

Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Management Agreement or (ii) could reasonably be expected to result in a Material Adverse Effect.  Neither the Company, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty that has had or could reasonably be expected to result in a Material Adverse Effect. The Company does not have pending before the Commission any request for confidential treatment of information.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that has had or could reasonably be expected to result in a Material Adverse Effect.

(g)

Title to Assets.  The Company has good and marketable title in fee simple to all real property owned by it that is material to the business of the Company and good and marketable title in all personal property owned by it that is material to the business of the Company, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases of which the Company is in compliance, except where the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(h)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause  Management to be liable for any such fees or commissions.

(i)

Tax Status.  The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax.  None of the Company’s tax returns is presently being audited by any taxing authority.

3.2

Representations and Warranties of Management.   Management represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)

Organization; Authority.   Management is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Management of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Management.  This Agreement, to which it is party has been duly executed by the Management, and when delivered by the Management in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Management, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)

Management Status.  Management is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

(c)

Experience of the Management.  Management, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Management is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.  Management has such knowledge, sophistication and experience in business and financial matters so as to be capable of performing the services set forth in the Management Agreement.

(d)

General Solicitation.  Management is not purchasing the Shares as a result of any advertisement, article, notice, general solicitation or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause  Management to be liable for any such fees or commissions.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1

Transfer Restrictions.

(a)

The Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of  Management, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of  Management under this Agreement.

(b)

Management agrees to the imprinting of the following legend on any certificate evidencing the Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.2

Reorganization of Company Capital Structure.  The Company agrees that in connection with this Agreement it shall: (a) have the Control Shareholder of the Company retire 4,961,500 shares of common stock that he currently holds; (b) summit to a vote of shareholders a forward split of its shares of common stock in a ratio equal to 324.5 for 1; (c) appoint up to three (3) persons nominated by Management to Company’s board of directors; (d) create  a new series of preferred stock and issue such to each of Management (32,300 shares), the Control Shareholder (46,500 shares), and an Institutional Investor (16,200 shares), the form of certificate designation for such preferred stock is set forth in Exhibit B.

ARTICLE V
MISCELLANEOUS

5.1

Fees and Expenses.  Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all stamp and other taxes and duties levied in connection with the transfer of the Shares.

5.2

Entire Agreement.  This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3

Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:00 p.m. (New York time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 6:00 p.m. (New York time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4

Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and  Management or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5

Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  No Party may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party.

5.7

No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.5.

5.8

Governing Law; Venue; Waiver of Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Connecticut, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Connecticut for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9

Survival.  The representations, warranties and covenants contained herein shall survive the Closing and delivery  of the Shares, as applicable.

5.10

Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11

Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY

SHARP PERFORMANCE, INC.

By:   _____________________________

Title: _____________________________

MANAGEMENT

HVW HOLDINGS, LLC

By:   ___________________________________

Title: ___________________________________

ROBERT SHARP (only with respect to Section 4.2 above)

________________________________________

Exhibit A

[Management Agreement]

Exhibit B

[Form of Certificate of Preferred Stock]